UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 17, 2012

BGC Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28191, 1-35591	13-4063515
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 610-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Information required by this Item 1.01 is set forth under Item 8.01 below and is hereby incorporated by reference in response to this Item.

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The annual meeting of stockholders of BGC Partners, Inc. (the “Company”) was held on December 17, 2012. The following matter was voted on at the annual meeting:

The stockholders elected all of the Board of Directors’ nominees for election as directors. The results of the vote were as follows:

Directors	For	Withheld	Broker Non- Votes
Howard W. Lutnick	383,476,912	14,937,097	66,243,579
John H. Dalton	383,424,029	14,989,980	66,243,579
Stephen T. Curwood	383,423,664	14,990,345	66,243,579
Barry R. Sloane	379,217,458	19,196,551	66,243,579
Albert M. Weis	379,905,503	18,508,506	66,243,579

ITEM 8.01.	OTHER EVENTS

On December 17, 2012, BGC GP, LLC, a subsidiary of the Company and the General Partner of the Company’s majority-owned subsidiary, BGC Holdings, L.P. (the “Partnership”), and Cantor Fitzgerald, L.P., the Majority in Interest Exchangeable Limited Partner of the Partnership, entered into the Eighth Amendment to the Agreement of Limited Partnership of the Partnership (the “Partnership Agreement”), as amended and restated as of March 31, 2008, effective as of December 17, 2012 (the “Amendment”). The Amendment was entered into principally to create a new class of Partnership units in order to provide flexibility to the Company and the Partnership in using units in connection with restructuring and compensation or similar arrangements with respect to the Company’s U.K. operations.

The new class of units in the Partnership, designated LPUs, shall be considered Working Partner Units and are identical in all respects to PSUs for all purposes under the Partnership Agreement, except that LPUs shall be available for issuance only to members of a certain U.K. limited liability partnership. The Company’s U.K.-based executive officers are expected to become members of the U.K. limited liability partnership and receive LPUs as a portion of their executive compensation.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

The Amendment was approved by the Audit Committee of the Board of Directors of the Company and by the full Board.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

10.1	BGC Holdings, L.P. Eighth Amendment to Agreement of Limited Partnership, as amended and restated as of March 31, 2008, effective as of December 17, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BGC Partners, Inc.

Date: December 21, 2012	By:	/S/ HOWARD W. LUTNICK
		Name:	Howard W. Lutnick
		Title:	Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	BGC Holdings, L.P. Eighth Amendment to Agreement of Limited Partnership, as amended and restated as of March 31, 2008, effective as of December 17, 2012.